Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

Refrigerant Storage Packages 1 and 2

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00022 DATE OF CHANGE ORDER: 13-Feb-2023 DATE OF AGREEMENT: March 1, 2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall:

1.1    Relocate the Truck Pad Light and install PSV Platform Piles (at 310C01 / R08) – Package 1;
1.2    Add ISBL piping connections inside the Trains 1-7 battery limits – Package 1;
1.3    Add piles and footers for the OSBL rack extension – Package 1; and
1.4    Add piling, foundations and the addition of pipe tie-in and supports for Mixed Refrigerant
De-Inventory battery limit platforms – Package 2.

2.The scope description for Refrigerant Storage Package 1 is provided in Exhibit A of this Change Order.

3.The scope description for Refrigerant Storage Package 2 is provided in Exhibit B of this Change Order.

4.The cost breakdown for Refrigerant Storage Packages 1 and 2 is provided in Exhibit C of this Change Order.

5.Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ............................................................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00021) ...............................	$92,214,027
3. The Contract Price prior to this Change Order was .............................................................................	$5,576,214,027
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of ...............	***
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of .......	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ...............................................................................................................................................	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of .........................................................................................................................................	***
8. The new Contract Price including this Change Order will be ...............................................................	$5,588,588,643

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President

CHANGE ORDER

EFG Package #2

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00023 DATE OF CHANGE ORDER: 21-Feb-2023 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall add:

1.1    Pipe Rack Phase 1: Stubs on Columns for R08/R09/R18; and
1.2    Pipe Rack Phase 2: Increase Column Sizes in R08 and R09.

2.The cost breakdown is provided in Exhibit A of this Change Order.

3.Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00022)……………........	$104,588,643
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,588,588,643
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of .............	***
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of ....	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………….....................	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………...................	***
8. The new Contract Price including this Change Order will be ……………………………………...	$5,589,785,063

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President

CHANGE ORDER

Defrost Improvements (Cold Box)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00024 DATE OF CHANGE ORDER: 23-Feb-2023 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, the Parties agree Contractor shall:

1.1    Add a two (2) inch line to flare defrost gas (manual valve) from V-1712.

2.The cost breakdown is provided in Exhibit A of this Change Order.

3.Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00023)…………….….......	$105,785,063
3. The Contract Price prior to this Change Order was ………………………………………..................	$5,589,785,063
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of ................	***
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of .......	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………......	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………......................	***
8. The new Contract Price including this Change Order will be …………………………………….......	$5,590,638,061

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President

CHANGE ORDER

Miscellaneous Design Improvements

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00025 DATE OF CHANGE ORDER: 23-Feb-2023 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall:

1.1    Add a single block and bleed upstream of the XV-35018 (on each Train);
1.2    Add control valves on Lean Amine filtration bypass; and
1.3    Add double block and bleed upstream of the MR Accumulator.

2.    The cost breakdown is provided in Exhibit A of this Change Order.

3.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00024)……………............	$106,638,061
3. The Contract Price prior to this Change Order was ………………………………………..................	$5,590,638,061
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of ................	***
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of .......	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………......	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………......................	***
8. The new Contract Price including this Change Order will be …………………………………….......	$5,593,413,832

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President

CHANGE ORDER

EFG Package #3

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00026 DATE OF CHANGE ORDER: 23-Feb-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall add:

1.1    NRU Methane Recycle Tie-ins; and
1.2    EFG Wet Flare Tie-in.

2.    The scope description for the NRU Methane Recycle Tie-in(s) is provided in Exhibit A of this Change Order.

3.    The scope description for the EFG Wet Flare Tie-in is provided in Exhibit B of this Change Order.

4.    The cost breakdown is provided in Exhibit C of this Change Order.

5.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………..........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00025)…………….…….	$109,413,832
3. The Contract Price prior to this Change Order was ………………………………………................	$5,593,413,832
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of ..........	***
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of..	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………............................	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………....………………………................................................	***
8. The new Contract Price including this Change Order will be ………………………….....................	$5,595,832,897

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

~~[B]    This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President

CHANGE ORDER

Addition of 86 Lockout Relay on Transformers

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00027 DATE OF CHANGE ORDER: 14-Feb-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall add:

1.1    86 Lockout Relay for the 63X function on transformers listed in Attachment 1 of this Change Order.

2.    The cost breakdown is provided in Exhibit A of this Change Order.

3.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………..........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00026)…………….........	$111,832,897
3. The Contract Price prior to this Change Order was ………………………………………................	$5,595,832,897
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of..............	***
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of.....	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………............…	***
8. The new Contract Price including this Change Order will be ……………………………………...	$5,596,018,467

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President

CHANGE ORDER

ADDITIONAL DUCT BANKS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00028 DATE OF CHANGE ORDER: Sept 15, 2022 DATE OF AGREEMENT: March 1, 2022
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.    Pursuant to Article 6.2 of the Agreement (Contractor’s Right to Change Orders), the Parties agree this Change Order shall include Contractor’s costs to add additional duct banks as identified in Attachment 1 of this Change Order.

2.    The detailed cost breakdown for this Change Order is provided in Exhibit 1 of this Change Order.

3.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………………...	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00027)….……………...	$112,018,467
3. The Contract Price prior to this Change Order was ………………………………………………...	$5,596,018,467
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ….......	***
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	***
8. The new Contract Price including this Change Order will be ……………………………………...	$5,614,797,414

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes.
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SMS Contractor /s/ DC Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

2022 FERC Support Hours Interim Adjustment

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00029 DATE OF CHANGE ORDER: 13-Mar-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

1.    Pursuant to Article 11.2D of Attachment A-1 (Scope of Work) of the Agreement, the Parties acknowledge that Contractor allocated a total five hundred (500) jobhours to support Owner with FERC-related clarifications.

2.     In 2022 Contractor provided *** jobhours of FERC support and has therefore, within 2022, exceeded the Agreement total by *** jobhours.

3.     The detailed cost breakdown for this Change Order is provided in Exhibit 1 of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Milestone Payment Schedule of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00028)……………........	$130,797,414
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,614,797,414
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ........	***
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………...................	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	***
8. The new Contract Price including this Change Order will be ……………………….......................	$5,614,833,651
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

Drainage Blanket (A Street)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00030 DATE OF CHANGE ORDER: 06-Apr-2023 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall add:

1.1    A drainage blanket on the “A” Street heavy haul road, comprised of geotextile fabric and granular fill.

2.    The cost breakdown is provided in Exhibit 1 of this Change Order.

3.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00029)……………........	$130,833,651
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,614,833,651
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	***
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………………........	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	***
8. The new Contract Price including this Change Order will be ……………………….......................	$5,615,046,194

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

Refrigerant Storage Interface Package #3

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00031 DATE OF CHANGE ORDER: 07-Apr-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall add:

1.1    Piling and foundations for two (2) High Integrity Pressure Protection System (HIPPS) valve stations; and
1.2    Piling and foundations for the following four (4) interconnect pipe racks:
–380G01 North Pipe Rack;
–380G01 South Pipe Rack;
–380G02 North Pipe Rack; and
–380G01 South Pipe Rack.

2.    The cost breakdown is provided in Exhibit 1 of this Change Order.

3.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00020)………….……..	$131,046,194
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,615,046,194
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ........	***
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………….…	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	***
8. The new Contract Price including this Change Order will be ……………………………………...	$5,621,309,042
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

Q4 2022 COMMODITY PRICE RISE AND FALL (ATT MM)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00032 DATE OF CHANGE ORDER: 24-Apr-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.In accordance with Section 1.2 of Attachment MM of the Agreement (“Commodity Price Rise and Fall”), this Change Order addresses Q4 2022 period commodity price rise and fall for:

1.1    304 Stainless Steel Pipe and Fittings (Item 1 of Appendix 1 of Attachment MM), $*** paid to Contractor;

1.2    Carbon Steel Pipe, Fittings, Flanges (Item 2 of Appendix 1 of Attachment MM), $*** paid to Contractor;

1.3    USA Fabricated Structural Steel (Item 3 of Appendix 1 of Attachment MM), $*** (not applicable in Q4 2022);

1.4    UAE Fabricated Structural Steel (Item 4 of Appendix 1 of Attachment MM), $*** paid to Owner; and

1.5    Wire and Cable (Copper) (Item 5 of Appendix 1 of Attachment MM), $*** paid to Owner.

2.     Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

3.     The Q4 2022 current Index Value and calculation methodology is provided in Exhibit A of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00031)………….……..	$137,309,042
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,621,309,042
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ........	***
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of....	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………….…	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	***
8. The new Contract Price including this Change Order will be ……………………………………...	$5,623,211,680

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

LIFT OWNER-PROVIDED DEWAR SYSTEM (NITROGEN RECEIVER FACILITY)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00033 DATE OF CHANGE ORDER: 13-Dec-2022 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the Parties agree Contractor shall add to the scope of existing Change Order CO-00014 (“Addition of Nitrogen Receiver”), as follows:

1.1    Contractor shall provide a lifting plan, craneage and operators to lift the Owner-provided Dewar System from the delivery truck(s) to its final location.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00032)………….……..	$139,211,680
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,623,211,680
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ........	$0
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of....	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………….…	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,623,211,680

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

HAZOP Package #1 – Addition of Flame Arrestors for Oil Mist Eliminator Vent

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00034 DATE OF CHANGE ORDER: 25-Apr-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall perform the scope defined in Section 2 of this Change Order.

2.With respect to HAZOP Action Item(s) 21143, Contractor shall:

2.1    Add one (1) flame arrestor at the oil mist eliminator vent for each MR compressor.

3.    The cost breakdown is provided in Exhibit 1 of this Change Order.

4.    Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00033)………….……..	$139,211,680
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,623,211,680
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ........	***
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………….…	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	***
8. The new Contract Price including this Change Order will be ……………………………………...	$5,623,418,777

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steve Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

EFG Package #4 (Water Pipeline Pipe Bridge)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00035 DATE OF CHANGE ORDER: 19-May-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall add:

1.1    One (1) pipe bridge/finger rack from the south side of the Stage 3 Facility heavy haul pipe trench to inside the Stages 1 and 2 Facility to support Stage 3 water pipelines, and, various process lines. Brownfield scope tying-in to Stages 1 and 2 shall be performed in accordance with Stage 3 specifications.

2.The cost breakdown is provided in Exhibit A of this Change Order.

3.A representative scope illustration is provided in Exhibit B of this Change Order.

4.Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00034)………….……..	$139,418,777
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,623,418,777
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of ...........	***
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of...	***
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………….…	***
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………...............	***
8. The new Contract Price including this Change Order will be ……………………………………...	$5,627,669,244

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ NT Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	Nirav Thakkar for /s/ Nirav Thakkar
Name:	Steve Smith
Title:	Sr. Project Manager and Principal Vice President